October 15, 2024 2024 Third Quarter Earnings Presentation

1 Forward–looking statements Certain statements contained in this Presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s future plans, results, strategies, and expectations, including expectations around changing economic markets. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “project,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management’s current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) changes in government interest rate policies and its impact on the Company’s business, net interest margin, and mortgage operations, (3) any continuation of the recent turmoil in the banking industry, including the associated impact to the Company and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response, (4) increased competition for deposits, (5) the Company’s ability to effectively manage problem credits, (6) any deterioration in commercial real estate market fundamentals, (7) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from, potential future acquisitions, (8) the Company’s ability to successfully execute its various business strategies, (9) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (10) the effectiveness of the Company’s cybersecurity controls and procedures to prevent and mitigate attempted intrusions, (11) the Company’s dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, and (12) the impact of natural disasters, pandemics, and/or acts of war or terrorism, (13) events giving rise to international or regional political instability, including the broader impacts of such events on financial markets and/or global macroeconomic environments, and (14) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and in any of the Company’s subsequent filings with the SEC. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this Presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Additionally, the Company presents adjusted risk-weighted assets, adjusted common equity tier 1 capital and adjusted total risk-based capital to show the impact if all available-for-sale securities were sold. Adjusted risk-weighted assets excludes the book value and net unrealized loss of the available-for-sale securities portfolio. Adjusted common equity tier 1 and adjusted total risk-based capital includes the portion of accumulated other comprehensive income related to available-for-sale securities that the Company has elected to remove from the capital calculations in accordance with the capital rules. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non- GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non- GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. Also, since investors may assess the Company’s capital adequacy with the impact of the net unrealized losses on available-for-sale securities, the Company believes that it is useful to provide investors the ability to assess the Company’s capital adequacy as if all available-for-sale securities were sold. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Presentation for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

3 3Q 2024 Highlights Key highlights  3Q 2024 pre-tax pre-provision net revenue of $13.3 million and $53.8 million on an adjusted1 basis, resulting in ROAA and adjusted ROAA1 of 0.32% and 1.25%, respectively  Loans HFI grew by 7.2% annualized compared to 2Q 2024 while non-brokered deposits grew by 5.4% annualized  In late August sold $318.6 million in available-for-sale securities with a weighted average yield of 2.25% and reinvested the proceeds of the sales into securities with a weighted average yield of 5.25%, which resulted in a loss on securities of $40.2 million  Net interest income of $106.0 million, a $3.4 million increase from the prior quarter, as net interest margin remained roughly flat at 3.55%, and average earning assets increased by 10.9% annualized from 2Q 2024 – Yield on average earning assets of 6.20% increased by 4 basis points from 2Q 2024, while cost of interest-bearing liabilities of 3.63% increased by 7 basis points – Yield on securities of 3.68%, an increase of 39 basis points compared to 2Q 2024 – Cost of non-brokered deposits of 2.77%, an increase of 3 basis points compared to 2Q 2024  Core banking segment efficiency ratio1 of 54.1% compared to 53.9% in 2Q 2024 and 58.0% in 3Q 2023. Efficiency ratio impacted by hiring of revenue producers and increase in short-term incentive accrual relative to 2Q 2024  ACL of 1.65% of loans HFI with annualized net charge-offs of 0.03% in the quarter, in-line with historical performance  Continued capital build: – Tangible Common Equity to Tangible Assets1 10.4% – Preliminary Common Equity Tier 1 Ratio of 12.7% – Preliminary Total Risk-Based Capital of 15.1% – C&D and CRE concentration ratios within target ranges Financial results 1 Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 3Q 2024 Diluted earnings per common share Adjusted diluted earnings per common share1 $0.22 $0.86 Net income ($mm) Adjusted net income1 ($mm) $10.2 $40.1 Return on average assets Adjusted return on average assets1 0.32% 1.25% Return on average common equity Adjusted return on average common equity1 2.67% 10.5% Return on average tangible common equity1 Adjusted return on average tangible common equity1 3.19% 12.7% Pre-tax pre-provision net revenue ($mm) Adjusted pre-tax pre-provision net revenue1 ($mm) $13.3 $53.8 Net interest margin (tax-equivalent basis) 3.55% Total common equity / total assets Tangible common equity / tangible assets1 12.1% 10.4%

4 Driving shareholder value ¹ Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 3Q24 calculation is preliminary and subject to change. Earnings per Share $1.67 $3.97 $2.64 $2.57 $1.67 $3.70 $3.76 $2.92 $3.01 $2.55 2020 2021 2022 2023 YTD 2024 Earnings per Share Adjusted Earnings per Share1 Dashboard Adjusted PPNR1 Total RBC Ratio2 NPLs / Loans HFI Book Value per Share Adjusted ROATCE1 11.8% 12.9% 13.5% 13.1% 12.7% 3Q23 4Q23 1Q24 2Q24 3Q24 0.59% 0.65% 0.73% 0.79% 0.96% 3Q23 4Q23 1Q24 2Q24 3Q24 $44.9 $45.4 $51.2 $52.4 $53.8 3Q23 4Q23 1Q24 2Q24 3Q24 $27.35 $30.13 $28.36 $31.05 $33.48 $21.73 $24.67 $22.90 $25.69 $28.15 2020 2021 2022 2023 3Q24 BVPS TBVPS1 14.1% 14.5% 15.0% 15.1% 15.1% 3Q23 4Q23 1Q24 2Q24 3Q24

5 Well-capitalized for future opportunities Tangible Book Value per Share1 Simple Capital Structure Common Equity Tier 1 Capital 84% Trust Preferred 2% Subordinated Notes 6% Tier 2 ACL 8% Total regulatory capital: $1,687mm $11.56 $11.58 $14.56 $17.02 $18.55 $21.73 $24.67 $22.90 $25.69 $28.15 3Q16 2016 2017 2018 2019 2020 2021 2022 2023 3Q24 3Q23 2Q24 3Q24 Shareholder’s Equity/Assets 11.0% 12.0% 12.1% TCE/TA1 9.2% 10.2% 10.4% Common Equity Tier 12 11.8% 12.7% 12.7% Tier 1 Risk-Based2 12.1% 13.0% 13.0% Total Risk-Based2 14.1% 15.1% 15.1% Tier 1 Leverage2 11.0% 11.7% 11.5% C&D to 100% Tier 1 Capital plus ACL2,3 104% 78% 69% CRE to 300% Tier 1 Capital plus ACL2,3 270% 249% 245% AOCI Adjusted Ratios1,2 Adj. Common Equity Tier 1 12.3% Adjusted Total Risk-Based 14.7% Capital Position 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 3Q24 calculation is preliminary and subject to change. 3 Concentration ratios for FirstBank.

6 Building operating leverage Highlights ¹ Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. Core efficiency ratio (tax-equivalent basis)¹ Noninterest expense ($mm) Consolidated 3Q 2024 efficiency ratio of 85.1% and core efficiency ratio¹ of 58.4% compared to 58.6% and 58.3% in 2Q 2024, respectively and 76.2% and 63.1% in 3Q 2023, respectively Expense growth driven by addition of revenue producers and additional funding of short-term incentive pool Continued focus on adding scale to realize benefits of prior investments in efficient operating platform Mortgage efficiency ratio continues to be elevated due to interest rate environment, excess industry capacity and housing affordability challenges $83.0 $80.2 $72.4 $75.1 $76.2 $78.2 $74.4 $71.9 $74.1 $76.2 $63.9 $62.6 $59.8 $61.3 $63.3 3Q23 4Q23 1Q24 2Q24 3Q24 Consolidated Consolidated core Banking core1 1 58.0% 56.5% 54.4% 53.9% 54.1% 104.7% 120.3% 88.0% 95.0% 95.4% 63.1% 61.7% 58.1% 58.3% 58.4% 3Q23 4Q23 1Q24 2Q24 3Q24 Banking segment Mortgage segment Consolidated

7 NIM1 3.42% 3.46% 3.42% 3.57% 3.55% Impact of accretion and nonaccrual interest (bps) 2 3 4 4 0 Deposit Cost: Cost of MMDA 3.78% 3.88% 3.93% 3.93% 3.93% Cost of customer time 3.37% 3.69% 3.90% 4.00% 3.97% Cost of interest-bearing 3.33% 3.40% 3.49% 3.52% 3.58% Total deposit cost 2.58% 2.65% 2.76% 2.77% 2.83% Loans HFI Yield: Contractual interest1 6.32% 6.43% 6.55% 6.60% 6.62% Origination and other loan fee income 0.19% 0.14% 0.06% 0.06% 0.08% Nonaccrual interest 0.02% 0.02% 0.01% 0.03% 0.00% Accretion on purchased loans 0.01% 0.00% 0.02% 0.01% 0.00% Total loan (HFI) yield 6.54% 6.59% 6.64% 6.70% 6.70% Securities yield¹ 2.14% 2.45% 2.71% 3.29% 3.68% Stabilizing net interest margin Historical yield and costs ¹ Includes tax-equivalent adjustment. $5,000 $7,000 $9,000 $11,000 $13,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 3Q23 4Q23 1Q24 2Q24 3Q24 Av g. in te re st e ar ni ng as se ts ($ m m ) Yi el ds a nd C os ts (% ) Average interest earning assets Yield on loans Cost of deposits NIM

8 1-4 family 17% 1-4 family HELOC 6% Multifamily 7% C&D 11% CRE 22% C&I 32% Other 5% Residential Development 45% Commercial 28% Consumer 14% Multifamily 13% Office 17% Retail 24% Hotel 15% Warehouse/Industrial 15% Land-Mobile Home Park 5% Self Storage 7% Healthcare Facility 4% Assisted Living Facility 7% Other 6% Balanced loan portfolio CRE2 exposure by type Portfolio mix Note: Data as of September 30, 20241 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. C&I1 exposure by industry ($ millions) 1 2 C&D exposure by type

9 Nashville 58% Memphis 11% Knoxville 3% Huntsville 5% Birmingham 6% Chattanooga 3% Other 5% Communities 9% Class A 23% Class B 38% Class C 13% Under $2 Million 26% Office exposure (non-owner occupied CRE & C&D)  Office loans represent only 4.0% of our total HFI loan portfolio as of the end of 3Q24  Projects generally characterized by 25-30% cash equity requirement, loan to value maximums of 70%-75% at origination, and requests for guarantors  Reviewed all office loans with commitments greater than $2 million ($266.8 million outstanding, or 74% of total office portfolio) with limited concerns uncovered  2.3% and 14.5% of the total office portfolio matures through 2024 and 2025, respectively  52% of the total office portfolio is fixed rate vs. 48% floating rate  As of 3Q24, 98% of the portfolio is pass rated and current Geographic exposure Note: Data as of September 30, 2024. Data excludes medical office buildings. Exposure by class Credit detail by class

10 0.59% 0.65% 0.73% 0.79% 0.96% 3Q23 4Q23 1Q24 2Q24 3Q24 0.02% (0.04%) 0.02% 0.02% 0.03% 3Q23 4Q23 1Q24 2Q24 3Q24 0.46% 0.52% 0.58% 0.63% 0.76% 0.18% 0.17% 0.17% 0.18% 0.23% 0.07% 0.71% 0.69% 0.75% 0.81% 0.99% 3Q23 4Q23 1Q24 2Q24 3Q24 Commercial loans HFS Optional GNMA repurchase Other NPAs 1.57% 1.60% 1.63% 1.67% 1.65% 3Q23 4Q23 1Q24 2Q24 3Q24 Asset quality remains solid Nonperforming assets / assets Nonperforming loans HFI / loans HFI ACL on loans HFI / loans HFI Annualized net charge-offs (recoveries) / avg. loans HFI 1 Includes other real estate owned and repossessed assets–see page 13 of the Third Quarter 2024 Financial Supplement. 1

11 1.57% 1.05% 1.19% 0.87% 2.47% 1.37% 1.65% 1.77% 3.95% 1.67% 1.40% 1.21% 0.89% 2.85% 1.48% 1.62% 1.81% 4.04% 1.65% 1.43% 1.20% 0.87% 2.83% 1.47% 1.61% 1.81% 3.96% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 3Q23 2Q24 3Q24 Allowance for credit losses overview ACL on loans HFI / Loans HFI by category  Allowance for Credit Losses (ACL) model utilizes Moody’s model1 with key economic data summarized below: 1 Source: Moody’s “September 2024 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios”.

12 Noninterest- bearing checking 20% Interest-bearing checking 25%Money market 34% Savings 3% Time 18% 45% Checking accounts Valuable deposit base Cost of deposits 3Q24 Deposit composition 22.2% 21.0% 20.8% 20.9% 20.3% 2.58% 2.65% 2.76% 2.77% 2.83% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 3Q23 4Q23 1Q24 2Q24 3Q24 Noninterest-bearing as % of total deposits Cost of total deposits (%) $4,894 $4,881 $4,866 $4,675 $4,676 $4,126 $4,070 $4,085 $4,271 $4,887 $1,619 $1,597 $1,554 $1,522 $1,413 $10,639 $10,548 $10,505 $10,468 $10,976 3Q23 4Q23 1Q24 2Q24 3Q24 Consumer Commercial Public Deposits by customer segment ($mm) 3Q24 Insured, collateralized or uninsured by segment ($mm) $3,763 $2,479 $57 $1,356 $913 $2,408 $4,676 $4,887 $1,413 Consumer Commercial Public Insured Collateralized Uninsured, uncollateralized

13 $1,346 $1,353 $1,385 $1,414 $1,462 11.0% 11.0% 11.3% 11.5% 11.5% 3Q23 4Q23 1Q24 2Q24 3Q24 On-balance sheet liquidity On-balance sheet liquidity / tangible assets Strong liquidity position On-balance sheet liquidity ($mm) Liquidity / Uninsured and Uncollateralized (UU) Deposits 3Q24 Sources of liquidity ($mm) Current on-balance sheet: Cash and equivalents $951.8 Unpledged available-for-sale debt securities 510.5 Total on-balance sheet $1,462.3 Available sources of liquidity: Unsecured borrowing capacity2 $3,199.5 FHLB remaining borrowing capacity3 1,355.9 Federal Reserve discount window 2,134.0 Total available sources $6,689.4  Well positioned for economic challenges created by the uncertain economic environment  Securities portfolio makes up 12.1% of total assets and does not include any HTM securities  On-balance sheet liquidity of $1.5 billion or 44% of estimated uninsured and uncollateralized deposits  Additional $2.2 billion of real estate loans held at REIT subsidiary available to the Company as additional borrowing capacity ¹ Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 Includes capacity from internal policy. 3 FHLB borrowing capacity does not include loans held at REIT that could be pledged for additional capacity. 44% 43% 44% 44% 44% 221% 226% 224% 215% 201% 265% 269% 268% 259% 245% 3Q23 4Q23 1Q24 2Q24 3Q24 On-balance sheet / UU deposits Available sources / UU deposits

14 Mortgage performance in 3Q 2024 Highlights Mortgage segment pre-tax net contribution of $0.6 million in 3Q 2024 Hired 11 new mortgage originators during 3Q 2024 Mortgage volume and margins have stabilized; industry continues to face pressure of interest rate environment, excess industry capacity and home affordability challenges Mortgage banking income ($mm) 3Q23 2Q24 3Q24 Gains and fees from originations and sale of loans HFS $8.9 $8.9 $9.3 Fair value changes of loans HFS and derivatives ($0.6) $0 ($0.5) Servicing revenue $7.4 $7.3 $7.2 Fair value MSR changes ($3.7) ($4.3) ($4.5) Total Income $12.0 $11.9 $11.5 2.75% 2.87% 2.65% 2.84% 2.84% 3Q23 4Q23 1Q24 2Q24 3Q24 Interest rate lock commitment volume ($mm) Mortgage gain on sale margin . $330 $201 $320 $336 $314 $43 $45 $57 $49 $67 $373 $246 $377 $385 $381 3Q23 4Q23 1Q24 2Q24 3Q24 Purchase Refinance

15 Appendix

16 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

17 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision net revenue

18 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

19 GAAP reconciliations and use of non-GAAP financial measures Adjusted earnings and diluted earnings per share

20 GAAP Reconciliations and use of non-GAAP Financial Measures Adjusted Common Equity Tier 1 and Total Risk-Based capital ratios

21 GAAP reconciliations and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

22 GAAP reconciliations and use of non-GAAP financial measures Banking segment core efficiency ratios (tax-equivalent basis)

23 GAAP reconciliations and use of non-GAAP financial measures Mortgage segment core efficiency (tax-equivalent basis) and core revenue ratios

24 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

25 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

26 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

27 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average asset, common equity and related measures